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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Waddell & Reed Financial, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Post-Effective Amendment No. 1 to the Registration Statement on Form S-8.

KPMG PEAT MARWICK LLP

Kansas City, Missouri
December 15, 1998